Exhibit 10.1

Execution Version
JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of August 9, 2017, made by Wynn Las Vegas, LLC and Wynn Sunrise, LLC (collectively, the “Additional Credit Parties”), in favor of Deutsche Bank AG New York Branch, as administrative agent (in such capacity, “Administrative Agent”) for the several banks and other financial institutions (“Lenders”) from time to time party to the Credit Agreement, dated as of November 20, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement;” capitalized terms not defined herein have the same meanings given to them in the Credit Agreement), among Wynn America, LLC (“Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, Administrative Agent, Deutsche Bank AG New York Branch, as Collateral Agent, and the other parties party thereto.
W I T N E S S E T H :
WHEREAS, the parties to this Joinder Agreement wish to add the Additional Credit Parties as Credit Parties under the Credit Agreement;
NOW, THEREFORE, in consideration of the premises herein contained, the parties hereto hereby agree as follows:
1.    Each undersigned Additional Credit Party hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and acknowledges and agrees to:
(a)    join the Credit Agreement as a “Guarantor”, as indicated with its signature below;
(b)    be bound by all covenants, agreements and acknowledgments attributable to a Guarantor in the Credit Agreement; and
(c)    perform all obligations and duties required of it by the Credit Agreement as a Guarantor.
2.    Without limiting the foregoing, each Additional Credit Party, jointly and severally with Borrower and each other Guarantor, hereby guarantees as primary obligor and not as surety to each Secured Party and its successors and assigns, as provided in the Guarantee, prompt payment and performance in full when due (whether at stated maturity, by acceleration, demand or otherwise) of the Guaranteed Obligations strictly in accordance with the terms thereof.
3.    Each undersigned hereby represents and warrants that the representations and warranties with respect to it contained in Article VIII of the Credit Agreement and in each of the other

Credit Documents to which such signatory is a party, by virtue of this Joinder Agreement or otherwise, are true and correct in all material respects (and in all respects with respect to any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language) on the date hereof as if made on and as of the date hereof.
4.    The address and jurisdiction of organization of each Additional Credit Party is set forth below its name on the signature pages hereto.
5.    This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
6.    THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS JOINDER AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

Dated: August 9, 2017
WYNN LAS VEGAS, LLC,
as Guarantor
By:    Wynn Las Vegas Holdings, LLC,
         a Nevada limited liability company,
         its sole member

By:    Wynn America, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
        a Nevada limited liability company,
        its sole member

By:     Wynn Resorts, Limited,
        a Nevada corporation,
         its sole member

By: /s/ Craig S. Billings
     Name: Craig S. Billings
     Title: Chief Financial Officer and Treasurer

Address:     3131 Las Vegas Blvd. South
Las Vegas, NV 89109
Jurisdiction of Organization: Nevada

WYNN SUNRISE, LLC,
as Guarantor
By:    Wynn Las Vegas, LLC,
    a Nevada limited liability company,
its sole member

By:    Wynn Las Vegas Holdings, LLC,
    a Nevada limited liability company,
    its sole member

By:    Wynn America, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
    a Nevada limited liability company,
    its sole member

By:     Wynn Resorts, Limited,
    a Nevada corporation,
    its sole member

By: /s/ Craig S. Billings
Name: Craig S. Billings
Title: Chief Financial Officer and Treasurer

Address:     3131 Las Vegas Blvd. South
Las Vegas, NV 89109
Jurisdiction of Organization: Nevada

ACKNOWLEDGED AND AGREED TO:
DEUTSCHE BANK AG NEW YORK BRANCH,
  as Administrative Agent
By: /s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director

By: /s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director